UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2006

KYOCERA MITA AMERICA, INC. SAVINGS AND
INVESTMENT PLAN

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-07952	95-2819506
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Kyocera Mita America, Inc.
225 Sand Road
Fairfield, NJ 07004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (973) 808-8444

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)            On August 7,2006, Kyocera Mita America, Inc. Savings and Investment Plan (the “Plan”) in a letter notified PricewaterhouseCoopers LLP (“PwC”) that PwC had been dismissed as the Plan’s independent registered public accounting firm effective February 2, 2006. The registrant’s Board of Directors approved the decision to change its independent registered public accounting firm.

(ii)           The audit reports of PwC on the Plan’s financial statements as of and for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)          During the fiscal years ended December 31, 2004 and 2003, and through February 2, 2006, there were no disagreements with PwC on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements for such fiscal years.

(iv)          There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “Commission”) for the fiscal years ended December 31, 2004 and 2003 and through February 2, 2006.

Pursuant to Item 304(a)(3) of Regulation S-K, the Plan has provided PwC with a copy of the above disclosures and has asked PwC to provide it with a letter addressed to the Commission stating whether PwC agrees with the Plan’s statements and, if not, stating the respects in which it does not agree. A copy of PwC’s letter to the Commission is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

(i)            On February 2, 2006, the Plan has engaged Eisner to serve as the Plan’s independent registered public accounting firm for the fiscal year that began January 1, 2005. During the years ended December 31, 2004 and December 31, 2003 and through February 2, 2006, the Plan did not consult with Eisner regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s consolidated financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

KYOCERA MITA AMERICA, INC. SAVINGS AND INVESTMENT PLAN

November 9, 2006	By:	/s/
Name: Nicholas Maimone
Title: Chief Financial Officer